UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2016 (October 30, 2015)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated November 2, 2015, originally filed with the Securities and Exchange Commission (“SEC”) on November 2, 2015 (the “Original Report”) to provide financial statements of Con-way Inc. (“Con-way”) required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report. We filed the Original Report to announce the acquisition of Con-way pursuant to the terms of the definitive Agreement and Plan of Merger, dated September 9, 2015. On October 30, 2015, XPO Logistics, Inc. completed its acquisition of Con-way pursuant to the terms of the Agreement and Plan of Merger.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma financial information contemplated by Article 11 of Regulation S-X for the Con-way acquisition.

The consolidated balance sheets of Con-way as of December 31, 2014 and 2013 and the related statements of consolidated income, comprehensive income, cash flows, and shareholders’ equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited consolidated balance sheet of Con-way as of September 30, 2015, the audited consolidated balance sheet of Con-way as of December 31, 2014, and the related unaudited statements of consolidated income, comprehensive income, and cash flows for the nine months ended September 30, 2015 and 2014, and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of September 30, 2015, and statements of operations for the nine months ended September 30, 2015 and twelve months ended December 31, 2014

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Con-way Inc. as of December 31, 2014 and 2013 and the related statements of consolidated income, comprehensive income, cash flows, and shareholders’ equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Unaudited consolidated balance sheet of Con-way Inc. as of September 30, 2015, the audited consolidated balance sheet of Con-way Inc. as of December 31, 2014, and the related unaudited statements of consolidated income, comprehensive income, and cash flows for the nine months ended September 30, 2015 and 2014, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: January 13, 2016

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of September 30, 2015, and statements of operations for the nine months ended September 30, 2015 and twelve months ended December 31, 2014

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Con-way Inc. as of December 31, 2014 and 2013 and the related statements of consolidated income, comprehensive income, cash flows, and shareholders’ equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Unaudited consolidated balance sheet of Con-way Inc. as of September 30, 2015, the audited consolidated balance sheet of Con-way Inc. as of December 31, 2014, and the related unaudited statements of consolidated income, comprehensive income, and cash flows for the nine months ended September 30, 2015 and 2014, and the notes related thereto

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